Exhibit 99.2

AMENDMENT No. 2

TO THE LICENSE AGREEMENT

This Amendment No. 2 (“Amendment”) to the License Agreement is made and effective as of this 14th day of November, 2003 between HELSINN HEALTHCARE SA, a corporation organized and existing under the laws of Switzerland and having its registered office at Via Pian Scairolo 9, 6912 Pazzallo, Switzerland (hereinafter called “HHC”), of the one part, and MGI PHARMA, INC., a corporation organized and existing under the law of the state of Minnesota, United States of America and having its registered office at 5775 West Old Shakopee Road, Suite 100, Bloomington, MN 55437-3174, USA (hereinafter called “MGI”), of the other part.

WHEREAS, HHC and MGI entered on 6 April 2001 into a License Agreement as amended by letter agreement dated May 22, 2001 (hereinafter referred to as “Agreement”) which grants MGI an exclusive, royalty-bearing license under the Patents and to use the Know-how, to distribute, promote, market and sell the Products in the Territory for the Field;

WHEREAS, Article 2.6 of the Agreement included a provision relevant to the Parties’ commitment to discuss in good faith the possible development of an oral formulation of the Compound (hereinafter, the “Oral Form”) and, after appropriate evaluations and negotiations, the Parties have assessed their interest in said development (hereinafter, the “Oral Form Development”) for use of said Oral Form in the prevention of chemotherapy induced nausea and vomiting (“CINV”);

WHEREAS, in the course of recent discussions and negotiations, the Parties have expressed their willingness to extend their business relationship to the use of the Compound also in the fields of post-operative nausea and vomiting (“PONV”) and of radiotherapy induced nausea and vomiting (“RINV”) and therefore to include PONV and RINV in the Field, subject to the terms and conditions of this Amendment;

WHEREAS, the Parties have agreed to enter into this Amendment for the purpose of establishing the terms and conditions relevant to (i) the Oral Form Development as well as the development of an appropriate specific I.V. formulation for PONV (the “PONV IV Form” and the “PONV IV Form Development”, respectively), and (ii) the expansion of the Field and Product definitions as set forth herein;

WHEREAS, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT unless otherwise indicated.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1.	With effect from the date hereof, the definition of “Field” included in Article 1.5 of the Agreement shall be entirely replaced by the following new definition:

“1.5	“Field” means the prevention of chemotherapy induced nausea and vomiting (CINV), the prevention of post-operative nausea and vomiting (PONV), and the prevention of radiotherapy induced nausea and vomiting (RINV).”

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

2.	With effect from the date hereof, the definition of “Products” included in Article 1.12 of the Agreement shall be entirely replaced by the following new definition:

“1.12	“Products” means the pharmaceutical preparations for human use in IV or oral dosage forms, containing the Compound as an active ingredient in the formulations described in one or more Registrations and such other formulations or uses for which MGI exercises its right of first refusal pursuant to Article 2.6. The IV formulation of the Product for CINV, as approved by the U.S. Food and Drug Administration as NDA 21-372 and submitted to the Therapeutic Products Programme of Canada in the IND 9427-H0836-21C, is described in the Third Appendix hereto.”

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6.	MGI hereby acknowledges and agrees that HHC is and shall at all times remain the sole and exclusive owner of the Registrations for the Products and that ownership of said Registrations and any and all rights, title and interest (including any accompanying goodwill) are, and shall at all times remain, vested in HHC.

7.	The Oral Form Development and the PONV IV Form Development shall be carried out at the care and under the control and responsibility of HHC, which shall bear all corresponding costs and expenses. The Oral Form Development and/or the PONV IV Form Development may be interrupted or discontinued by HHC at any time in the event that said Oral Form Development and/or PONV IV Form Development become(s) commercially unreasonable, or the relevant results are negative or unfavorable. In the event the Oral Form Development and/or PONV IV Development of the Products is interrupted or discontinued by HHC or the relevant results are negative or unfavorable as mentioned above, the Parties shall meet to discuss and seek an agreement in good faith on such additional clinical trials and other development activities as the Parties may deem appropriate and commercially reasonable, including the direct performance and funding by MGI of the further development activities deemed necessary for the registration of the Products, in which case (i) all relevant protocols shall have to be previously discussed with and approved in writing by HHC, (ii) data, information and results arising from said further development shall be the exclusive property of HHC and MGI shall have the right to use them in connection with the distribution, promotion and sale of the Products in the Territory for the Field, (iii) external documented costs and expenses incurred by MGI with third parties in connection with said further development shall be credited by HHC to MGI against payment of royalties on Net Sales as per Article 7.3 of the Agreement (provided that in each Accounting Period the sum to be credited to MGI shall not exceed fifty percent of the royalties which would be payable by MGI in respect of said Accounting Period). If such an agreement cannot be reached within six months from beginning of discussions in this regard, then this Amendment shall thereafter automatically exclude such Oral Form or such PONV IV Form, and Articles 17.6, 17.7 and 17.8 of the Agreement shall apply with respect to such Oral Form or such PONV IV Form, it being understood

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

that except as expressly provided in Paragraph 11 below, HHC shall have no obligation, liability or responsibility whatsoever to compensate, indemnify or reimburse MGI for any payments, damages, losses, costs or expenses incurred by MGI in connection with the termination of such Product and the payments already effected by MGI at the effective date of termination pursuant to this Amendment hereunder shall be retained by HHC.

8.	If material alterations, modifications or amendments of this Amendment or of the Oral Form or PONV IV Form of the Products are imposed by any Regulatory Authority as prerequisites for the grant or the continuation of the Registration of such Products, or if Registration of any of such Products is suspended or withdrawn by any said Regulatory Authority, each Party shall notify the other promptly after receipt of notification from such Regulatory Authority and the Parties shall endeavor to agree upon a reasonable and mutually acceptable resolution thereof. In the event that the Parties are unable to agree upon such a resolution, HHC shall have the right at its sole discretion, upon written notice to MGI, to delete the Product or Products in question from the Agreement, in which case the consequences provided for at Article 17.6, 17.7 and 17.8 of the Agreement shall apply with respect to such Product, it being understood that in any case, except as expressly provided in Paragraph 11 below, HHC shall have no obligation, liability or responsibility whatsoever to compensate, indemnify or reimburse MGI for any payments, damages, losses, costs or expenses incurred by MGI in connection with the termination of such Product and that the payments already effected by MGI at the effective date of termination pursuant to this Amendment hereunder shall be retained by HHC.

9.	In the carrying out of the Oral Form Development and of the PONV IV Form Development, HHC shall be free to select and engage any CRO, as well as external advisors and consultants, as it will deem appropriate or necessary, and in general it shall have the overall control and management of all development activities, including without limitation finalization of protocols for the studies, selection of places/institutions where development activities must be carried out, discussions with the FDA, preparation of the Registration dossiers to be submitted to the FDA. HHC agrees to communicate and consult with MGI on a regular basis with respect to the Oral Form Development and the PONV IV Form Development.

10.	Any and all data, information and Know-how connected to or in any way arising or resulting from the Oral Form Development as well as from the PONV IV Form Development disclosed to MGI hereunder are and shall at all times be the exclusive property of HHC, which shall be free to use any said data, information and Know-how outside the Territory, or outside the Field in the Territory, as it shall deem fit, provided that such exploitation does not conflict with, or otherwise violate the terms and conditions of this Agreement.

11.	No reimbursement of the milestone payments will be made by HHC in case that the Oral Form Development, and/or the PONV IV Form Development are interrupted or discontinued in accordance with Paragraph 7 or 8 hereinabove at any time after the first patient is dosed with the Oral Form and/or the PONV IV Form of the Products, as applicable, in a Phase 3 clinical trial. If the Oral Form Development or the PONV IV Form Development or both such development programs are interrupted or discontinued in accordance with Paragraph 7 or 8 hereof prior to such event, HHC shall refund to MGI USD *** (United States Dollars ***) of the milestone payments previously paid by MGI hereunder, by wire transfer to an account designated by MGI, within 15 (fifteen) days of such interruption or discontinuation.

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

12.	Provided that no unforeseeable events occur or additional requests are made by the Regulatory Authorities, HHC shall use commercially reasonable efforts to complete the Oral Form Development and to submit the New Drug Application before the FDA (hereinafter, the “NDA”) as soon as possible on the basis of the Oral Form Development plan set forth in Annex 1 as shall be accepted by the FDA. For the avoidance of doubt, nothing in this Amendment shall require HHC to perform additional testing or additional development work on the Oral Form of the Product other than as described in the Oral Form Development plan set forth in Annex 1.

13.	Provided that no unforeseeable events occur or additional requests are made by the Regulatory Authorities, HHC shall use commercially reasonable efforts to complete the PONV IV Form Development and to submit the NDA as soon as possible on the basis of the PONV IV Form Development plan set forth in Annex 2 as shall be accepted by the FDA. For the avoidance of doubt, nothing in this Amendment shall require HHC to perform additional testing or additional development work on the IV form of the Product other than as described in the PONV IV Form Development plan set forth in Annex 2 or as described in the Agreement.

14.	Subject to all terms and conditions of this Amendment, as well as to all applicable terms and conditions of the Agreement, the Oral Form, PONV IV Form and PONV, and RINV are included in the exclusive licenses granted by HHC to MGI under the Agreement.

15.	Upon execution of this Amendment, the Agreement shall be applicable, mutatis mutandis, also to the Oral Form, the PONV IV Form and PONV, and RINV, except as otherwise expressly provided or limited through specific provisions in this Amendment.

16.	MGI hereby acknowledges and agrees that:

16.1.	at the effective date of this Amendment the Oral Form Development and the PONV IV Form Development are still to be carried out for the purpose of submitting the relevant Registration applications to the Regulatory Authorities, and the relevant development activities will not necessarily result in the grant of the Registrations of the Oral Form and/or of the PONV IV Form;

16.2.	HHC makes no warranty and nothing in this Amendment may or shall be construed as a warranty by HHC that the Oral Form and/or the PONV IV Form will obtain the Registration and MGI shall have no claim against HHC arising out of any delay or refusal by the Regulatory Authorities to issue said Registrations or any of them in any way whatsoever.

17.	In consideration of the exclusive license hereby granted for the Oral Form, the PONV IV Form and PONV, and RINV as well as of the development of the Oral Form and of the PONV IV Form, and in addition to the running royalties provided at Article 7.3 of the Agreement which will be fully applicable also with regard to Net Sales of the Products as redefined hereunder, MGI shall pay to HHC, subject to occurrence of the following events, the following milestone payments, which shall not be refundable (except as provided in paragraph 11) nor creditable towards future royalties and represent the approximate cost of developing the Oral Form and/or the PONV IV Form of the Products:

17.1.	At execution of this Amendment MGI shall pay to HHC USD 12,500,000 (United States Dollars twelve million five hundred thousand);

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

17.2.	Upon finalization and attachment at Annex 1 and Annex 2 of the Oral Form Development and PONV IV Form Development, respectively, but in any case no later than 90 (ninety) days from the execution of this Amendment, MGI shall pay to HHC USD 10,000,000 (United States Dollars ten million);

17.3.	At the End-of-Phase II Meeting where FDA and HHC agree on the design and outline of the development program for the PONV IV Form, MGI shall pay to HHC USD *** (United States Dollars ***);

17.4.	At the Pre-NDA Meeting with FDA for the PONV IV Form, MGI shall pay to HHC USD *** (United States Dollars ***);

17.5.	At filing of the NDA for the PONV IV Form to FDA, MGI shall pay to HHC USD *** (United States Dollars ***);

17.6.	Upon approval by FDA of the NDA for the PONV IV Form, MGI shall pay to HHC USD *** (United States Dollars ***);

17.7.	Upon approval by FDA of the NDA for the Oral Form, MGI shall pay to HHC USD *** (United States Dollars ***);

Each of the above milestone payments shall be paid by MGI to HHC by wire transfer of immediately available funds to an account designated in writing by HHC, within 15 (fifteen) days of occurrence of the relevant event and upon submission by HHC of the relevant invoice.

18.	In addition to the provisions of Article 8.7 of the Agreement, MGI undertakes to deploy and maintain, at its own expense, an adequate active sales organization for marketing and selling the PONV IV Form, to maintain an adequate and representative stock of PONV IV Form to meet market demand in the Territory and to effectively distribute, advertise, market, sell and promote the sale and use of the PONV IV Form throughout the Territory. ***

19.	With effect from the date hereof, Article 17.4 of the License Agreement shall be entirely replaced by the following: ***

20.	Notwithstanding the provisions of Article 2.8 of the Agreement, MGI shall be entitled to engage co-promotion partners in the United States with regard to the Oral Form and to the PONV IV Form. In addition, any said co-promotion partner shall have to be previously approved by HHC, which shall also have the right to review and approve any relevant agreement to be entered into between MGI and the co-promotion partner in advance of its execution. HHC shall not unreasonably withhold any said approvals.

21.	With effect from the date hereof, Article 16.1 of the Agreement shall be entirely replaced by the following:

“16.1	This Agreement comes into force at the Effective Date hereof. Unless terminated earlier pursuant to the provisions hereof and subject to the validity of the Syntex Agreement, it shall remain in force until December 31, 2015.”

22.	MGI’s address for the purposes of notices under this Amendment and the Agreement shall be as set forth above.

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

23.	In the case of any conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail. Except as amended hereby, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in duplicate by their duly authorized officers

For and on behalf of HELSINN HEALTHCARE SA	For and on behalf of MGI PHARMA INC.

/s/ Enrico Braglia	/s/ Leon O. Moulder Jr.

Enrico Braglia Managing Director	Leon O. Moulder Jr. President & CEO

/s/ Riccardo Braglia	/s/ William C. Brown

Riccardo Braglia Managing Director	William C. Brown Executive Vice President & CFO

***	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.